The Frontegra IronBridge Global Focus Fund was established as a new series of Frontegra Funds, Inc., as described in Post-Effective Amendment No. 53 to the Company’s Registration Statement Amendment filed on September 18, 2009 under Rule 485 under the Securities Act of 1933.  Such description is incorporated herein by reference.